Prepaid Charter Revenue	6 Months Ended
Jun. 30, 2015
Prepaid Charter Revenue [Abstract]
Prepaid Charter Revenue

4. Prepaid Charter Revenue

The amounts presented as Prepaid charter revenue in the accompanying consolidated balance sheets represent the unamortized balance of an asset associated with vessels acquired with time charters attached at values above their charter-free fair market values at the time of acquisition, which is amortized to revenue over the period of the respective time charter agreements. In this respect, in April 2015, the Company recognized prepaid charter revenue for the newly-acquired vessels “YM Los Angeles” and “YM New Jersey” (Note 3). As of June 30, 2015, the unamortized balance of the account relates to the vessels “APL Garnet”, the charter of which expires the earliest in August 2015, and “Hanjin Malta”, “YM New Jersey” and “YM Los Angeles”, with their charter expiration falling the earliest in March, September and October 2016, respectively.

The movement of the prepaid charter revenue from vessel acquisitions with time-charter attached for the period ended June 30, 2015 was as follows:

	Gross Amount	Accumulated Amortization		Net Amount

Balance, December 31, 2014	$33,500	$(27,136)	$	$ 6,364
- Additions	6,000	-		6,000
- Amortization for the period	-	(4,482)		(4,482)
Balance, June 30, 2015	$39,500	$(31,618)	$	$ 7,882

The amortization to revenues for the period ended June 30, 2015 and 2014 is separately reflected in Prepaid charter revenue amortization in the accompanying unaudited interim consolidated statements of income. The expected aggregate amortization of the prepaid charter revenue from vessel acquisitions with time-charter attached for each of the succeeding years is as follows:

Period	Amount
Year 1	$6,783
Year 2	$1,099